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                                                                    Exhibit 99.1

Onyx Software Corporation Announces A Firm
Underwritten Offering

Estimated Net Proceeds of $18.5 Million

BELLEVUE, Wash.--(BUSINESS WIRE)--Jan. 28, 2002--Onyx(R) Software (Nasdaq:ONXS - news), a global provider of customer relationship management (CRM) enterprise applications, today announced a firm underwritten offering of 5.725 million shares of its common stock at a price to the public of $3.50 per share, for gross proceeds of $20,037,500.

The shares are being offered under Onyx's shelf registration statement, as amended, that was filed with the Securities and Exchange Commission on January 12, 2001 and declared effective on January 22, 2001. Onyx estimates the net proceeds to be $18,500,000 after deducting underwriting discounts and the estimated costs associated with the offering. In addition, Onyx has granted Wells Fargo Securities, LLC the sole underwriter for the offering, an option to purchase up to 600,000 shares of its common stock to cover over-allotments, if any.

Onyx may use the net proceeds of the financing announced today for working capital and other general corporate purposes, potentially including lease termination payments associated with excess facilities leases, as well as the possible acquisition of or investment in complementary businesses or technologies. This press release shall not constitute an offer to sell nor the solicitation of an offer to buy, nor shall there be any sales of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This offering is being made by means of a prospectus supplement to a prospectus that is part of the company's shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission.

Copies of the prospectus and the prospectus supplement can be obtained from Wells Fargo Securities, LLC, 600 California Street, Suite 1700, San Francisco, CA 94108 or by calling the company.

Forward-looking statement

This press release contains forward-looking statements, including statements about the amount of proceeds expected to be received from the public offering, our expected use of these proceeds and other statements about our plans, objectives, intentions and expectations. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. The words "believe," "expect," "intend," "anticipate," variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could affect Onyx's actual results include, but are not limited to, the risk that the offering is not consummated, the possibility that we decide to use the proceeds from the offering for purposes other than those described above and the "Important Factors That May Affect Our Business, Our Results of Operations and Our Stock Price" described in our quarterly report on form 10-Q for the period ending September 30, 2001. Readers are cautioned not to place

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undue reliance upon these forward-looking statements that speak only as to the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Onyx is a registered trademark of Onyx Software Corporation in the United States and other countries. Other product or service names mentioned herein are the trademarks of their respective owners.

Contact:

     Onyx Software
     Mark Lamb, 425/519-4034 (Investor Relations) or
     Robin Rees, 425/519-4023 (Public Relations) http://www.onyx.com

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